UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2019

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

825 East 800 North

Orem, Utah 84097

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Agreement

On August 26, 2019, NewBridge Global Ventures, Inc. (the “Company”) entered into an employment agreement with Eric Anderson for Mr. Anderson to serve as the Company’s Chief Strategy Officer. The employment agreement is effective from August 20, 2019 to December 31, 2020 on an at will basis. The agreement provides for a base salary of $120,000 per year, he also receives options to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.26 per share. The options are being issued pursuant to the Company’s Equity Incentive Plan. Mr. Anderson is also entitled to a bonus at the Board’s discretion based on meeting certain objectives. In the event that Mr. Anderson is terminated, other than for cause as defined in the agreement, he is entitled to three month’s salary and medical coverage.

Item 3.02 Sale of Unregistered Securities

See Item 1.01 for a description of options to be issued to Mr. Anderson.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2019, Mr. Ole Sigetty resigned as a director of the Company. Mr. Sigetty sent an email to the Company indicating that he was resigning for the reasons stated in this letter, which is attached as Exhibit 99.1 hereto.

On August 26, 2019, the Company named Eric Anderson as the Company’s Chief Strategy Officer which the Company considers to be an executive officer. In connection with Mr. Anderson’s appointment as Chief Strategy Officer, Mr. Anderson and the Company entered into an employment agreement. See Item 1.01 above. Immediate below is a biography for Mr. Anderson.

Mr. Anderson founded Anderson Growth Analytics (“AGA”) in 2012. AGA is a business consulting service that helps clients shape and deploy growth strategies. Prior to founding AGA, Mr. Anderson was the Chief Technical Officer at Clear Park Energy, Inc. Mr. Anderson has a PhD in Electrical Engineering from the University of Southern California.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits listed below are furnished as Exhibits to this current report on Form 8-K.

Exhibit No.    Description

10.1                Employment agreement by and between the Company and Eric Anderson dated August 26, 2019.

99.1                Resignation Letter from Ole Sigetty to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: August 27, 2019	By: /s/ Robert Bench Name: Robert Bench Title: Chief Executive Officer